Partners' Capital and Distributions (New Common Units Issued To The Public For Cash) (Details) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	Sep. 26, 2014	Sep. 16, 2013	Mar. 28, 2012
Partners' Capital Notes [Abstract]
Units	4,600	5,750	5,750
Gross Unit Price	$ 50.71	$ 47.51	$ 30.80
Issuance Value	$ 233,266	$ 273,183	$ 177,100
Costs	(7,541)	(9,609)	(7,679)
Net Proceeds	$ 225,725	$ 263,574	$ 169,421